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                                                                   EXHIBIT 10.70

                              SEVENTH AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

      THIS SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of September 30, 2004 (this "Amendment"), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as borrower (the "Borrower"), ALLIED WASTE NORTH AMERICA, INC., as the servicer (the "SERVICER"), BLUE RIDGE ASSET FUNDING CORPORATION, as a lender ("Blue Ridge"), WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent (the "Agent") and as Liquidity Bank and as Lender Group Agent, ATLANTIC ASSET SECURITIZATION CORP., as a lender ("Atlantic Asset") and CALYON NEW YORK BRANCH, as the Atlantic Group Agent (in such capacity, the "Atlantic Group Agent") and as an Atlantic Liquidity Bank (in such capacity, the "Atlantic Liquidity Bank"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

      WHEREAS, the Borrower, Servicer, Blue Ridge and Agent have entered into that certain Credit and Security Agreement, dated as of March 7, 2003 (as amended, restated, supplemented or otherwise modified to the date hereof, the "Agreement");

      WHEREAS, the Borrower, Servicer, Blue Ridge and Agent desire to amend the Agreement in certain respects as hereinafter set forth;

      WHEREAS, this Amendment shall constitute the "Assignment Agreement" pursuant to which each party in the Atlantic Group becomes a party to the Agreement;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. Amendments.

      The Agreement is hereby amended as follows:

            (a)  Atlantic/Calyon Joinder.

                (i) Each of the parties to the Agreement agrees that, from and after the date hereof, (w) Atlantic Asset shall be a Conduit and Lender under the Agreement, (x) Calyon shall be the Atlantic Group Agent and a Lender Group Agent under the Agreement, (y) Calyon shall be an Atlantic Liquidity Bank under the Agreement and (z) each of them shall have all of the rights, duties and obligations of a Conduit, a Lender, a Lender Group Agent and a Liquidity Bank, as applicable, under the Agreement. Each of Atlantic Asset and Calyon hereby

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            appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof.

                  (ii) Each of Atlantic Asset and Calyon hereby agree to assume the duties and obligations of a Conduit, a Lender, a Liquidity Bank, and a Lender Group Agent, as applicable, under the Agreement.

      (b)   Changes to Exhibit I.

                  (i) The following definitions in Exhibit I to the Agreement are hereby amended as follows:

            (A) The definition of "Aggregate Commitment" is hereby amended and restated in its entirety as follows:

                        Aggregate Commitment: On any date of determination, the
                  aggregate amount of the Liquidity Banks' Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $230,000,000.

            (B) The definition of "Alternate Base Rate" is hereby amended and restated in its entirety as follows:

                        "Alternate Base Rate: For any Lender Group on any day,
                  such rate shall be equal to a rate per annum equal to the higher as of such day of (A) the Prime Rate, or (B) one-half of one percent (0.50%) above the Federal Funds Effective Rate (for purposes of determining the Alternate Base Rate for any day, changes in such Prime Rate or such Federal Funds Effective Rate shall be effective on the date of each such change)."

            (C) The definition of "Broken Funding Costs" is hereby amended and restated in its entirety as follows:

                        "Broken Funding Costs: For (i) any Lender Group on any
                  day, as defined in the related Assignment Agreement;

                        (ii) the Blue Ridge Group: (A) in the case of a CP Rate Loan made by Blue Ridge, has its principal reduced without compliance by Borrower with the notice requirements hereunder,
                  (B) in the case of a CP Rate Loan made by Blue Ridge or a LIBO Rate Loan made by a Blue Ridge Liquidity Bank, does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice, (C) in the case of a CP Rate Loan made by Blue Ridge, is assigned under the Blue Ridge

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                  Liquidity Agreement, or (D) in the case of a LIBO Rate Loan made by a Blue Ridge Liquidity Bank, is terminated or reduced prior to the last day of its Interest Period, an amount equal to the excess, if any, of (I) the related CP Costs or Interest (as applicable) that would have accrued during the remainder of the tranche periods for Blue Ridge's Commercial Paper determined by the Blue Ridge Agent to relate to such Loan or Interest Periods (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (B) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the principal of such Loan if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (II) the sum of (x) to the extent all or a portion of such principal is allocated to another Loan made by the Blue Ridge Group, the amount of CP Costs of Blue Ridge or Interest owed to the Blue Ridge Liquidity Banks actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another Loan made by the Blue Ridge Group, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated; in the event that the amount referred to in clause (II) exceeds the amount referred to in clause (I), the relevant Blue Ridge Group Lender or Lenders agree to pay to Borrower the amount of such excess; and

                        (iii) the Atlantic Group: the amount, if any, by which
                  (a) the CP Costs or Interest, as applicable, for any Loan funded by the Atlantic Group which would have accrued during the related Settlement Period on the prepayments of such Loans relating to such Settlement Period, as applicable, had such prepayments not occurred, exceeds (b) the income, if any, received by the Atlantic Group investing the proceeds of such prepayments.

                  All Broken Funding Costs shall be due and payable hereunder upon demand."

            (D) The definition of "Commitment" is hereby amended and restated in its entirety as follows:

                        "Commitment: For each Liquidity Bank that is part of any
                  Lender Group, the commitment of such Liquidity Bank to make Loans to Borrower hereunder in the event the related Conduit elects not to fund such Lender Group's Lender Group Share of any Advance in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Liquidity Bank's name on Schedule A to the

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                  Agreement (in the case of the initial Blue Ridge Liquidity
                  Banks or initial Atlantic Liquidity Banks) or the amount set forth opposite such Liquidity Bank's name on Schedule I to the related Assignment Agreement (in the case of the other Liquidity Banks)."

            (E) The definition of "Commitment Termination Date" is hereby amended and restated in its entirety as follows:

                        "Commitment Termination Date: May 31, 2005."

            (F) The definition of "CP Costs" is hereby amended and restated in its entirety as follows:

                        "CP Costs: For (i) any Lender Group on any day, as
                  defined in the related Assignment Agreement;

                        (ii) the Blue Ridge Group, including any Loan made by the Blue Ridge Group that is made by the Blue Ridge Liquidity Banks, but which Loans incur CP Costs in accordance with Sections 1.2 or 1.6(c): for each day, the sum of (A) discount or interest accrued on Pooled Commercial Paper on such day, plus (B) any and all accrued commissions in respect of placement agents and Blue Ridge's commercial paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (C) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (D) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase or financing facilities funded substantially with Pooled Commercial Paper, minus (E) any payment received on such day net of expenses in respect of Broken Funding Costs (or similar costs) related to the prepayment of any investment of Blue Ridge pursuant to the terms of any receivable purchase or financing facilities funded substantially with Pooled Commercial Paper; in addition to the foregoing costs, if Borrower shall request any Advance during any period of time determined by the Blue Ridge Agent in its sole discretion to result in incrementally higher CP Costs applicable to Blue Ridge's Lender Group Share of such Advance, the principal associated with Blue Ridge's Lender Group Share of such Advance shall, during such period, be deemed to be funded by Blue Ridge in a special pool (which may include capital associated with other receivable purchase or financing facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such principal; and

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                        (iii) the Atlantic Group: to the extent that Atlantic
                  funds a Loan for any Settlement Period by issuing Commercial Paper, the rate (or if more than one rate, the weighted average of the rates, and including all dealer fees related to such Commercial Paper of Atlantic and all costs associated with funding small or odd lot amounts) at which Commercial Paper of Atlantic having a term equal to such Settlement Period and to be issued to fund such Loan may be sold by any placement agent or commercial paper dealer selected by the Atlantic Group Agent on behalf of Atlantic, as agreed between each such agent or dealer and the Atlantic Group Agent and notice of which has been given by the Agent to the Servicer; provided if the rate (or rates) as agreed between any such agent or dealer and the Atlantic Group Agent for any Settlement Period for any Loan is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum."

            (G) The definition of "Default Rate" is hereby amended and restated in its entirety as follows:

                        "Default Rate: For any Lender Group on any day, a rate
                  per annum equal to the sum of (A) the Alternate Base Rate for such Lender Group plus (B) 2.00%, changing when and as such Alternate Base Rate changes."

            (H) The definition of "Downgrading Event" is hereby amended and restated in its entirety as follows:

                        "Downgrading Event: For (i) any Lender Group on any day,
                  as defined in the related Assignment Agreement;

                        (ii) the Blue Ridge Group: with respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below (A) A-1 by S&P, or (B) P-1 by Moody's; and

                        (iii) Atlantic Group: with respect to any Person means
                  the lowering of the rating with regard to the short-term securities of such Person to below (A) A-1 by S&P, (B) P-1 by Moody's or (C) F1 by Fitch Ratings."

            (I) The definition of "Eligible Assignee" is hereby amended and restated in its entirety as follows:

                        "Eligible Assignee: For (i) any Lender Group on any day,
                  as defined in the related Assignment Agreement;

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                        (ii)  the Blue Ridge Group: a commercial bank having a
                  combined capital and surplus of at least $250,000,000 with a rating of its (or its holding company's) short-term securities equal to or higher than (A) A-1 by S&P and (B) P-1 by Moody's; and

                        (iii) the Atlantic Group: a commercial bank having a
                  combined capital and surplus of at least $250,000,000 with a rating of its (or its holding company's) short-term securities equal to or higher than (A) A-1 by S&P, (B) P-1 by Moody's and
                  (C) F1 by Fitch Ratings."

            (J) The definition of "Federal Funds Effective Rate" is hereby amended and restated in its entirety as follows:

                        "Federal Funds Effective Rate: For any Lender Group on
                  any day, including any Loan made by such Lender Group that is made by the related Liquidity Banks, for any day for any period, a fluctuating interest rate per annum for each day during such period equal to (A) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (B) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York City time) for such day on such transactions received by such Lender Group's Lender Group Agent from three federal funds brokers of recognized standing selected by it."

            (K) The definition of "Interest Period" is hereby amended and restated in its entirety as follows:

                        "Interest Period: For (i) any Lender Group on any day

                                    (A)   if Interest for such Loan is
                              calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the related Lender Group Agent and Borrower, commencing on a Business Day selected by Borrower or such Lender pursuant to this Agreement. Such Interest Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Interest Period, provided, however, that if there is no such numerically corresponding day in

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                              such succeeding month, such Interest Period shall
                              end on the last Business Day of such succeeding month; or

                                    (B)   if Interest for such Loan is
                              calculated on the basis of the Alternate Base Rate, a period commencing on a Business Day selected by Borrower and agreed to by the related Lender Group Agent, provided that no such period shall exceed one month;

                  provided, further, however, if any Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that in the case of Interest Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day.

                        In the case of any Interest Period for any Loan which
                  commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Interest Period shall end on the Amortization Date. The duration of each Interest Period which commences after the Amortization Date shall be of such duration as selected by the applicable Lender Group Agent."

            (L) The definition of "Interest Reserve" is hereby amended and restated in its entirety as follows:

                        "Interest Reserve: For any Calculation Period and each
                  Lender Group, the product (expressed as a percentage) of (A)
                  1.5 times (B) the applicable Alternate Base Rate as of the immediately preceding Cut-Off Date times (C) a fraction the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360."

            (M) The definition of "LIBO Rate" is hereby amended and restated in its entirety as follows:

                        "LIBO Rate: For any Lender Group on any day and for any
                  Interest Period, the rate per annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or comparable to the principal amount of the related Loan made by such Lender Group offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M [Index] Q [Go]" effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, provided that if no such

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                  offered rates appear on such page, the LIBO Rate for such
                  Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by applicable Lender Group Agent, at approximately 10:00 a.m.(New York City time), two Business Days prior to the first day of such Interest Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, divided by
                  (A) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the applicable Lender in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period plus (B) the Applicable Margin, as defined in the Fee Letter for such Lender Group.

                  In any such case, the LIBO Rate shall be rounded, if necessary, to the next higher 1/100th of 1%."

            (N) The definition of "Liquidity Agreement" is hereby amended and restated in its entirety as follows:

                        "Liquidity Agreement: For the Blue Ridge Group, the Blue
                  Ridge Liquidity Agreement, for the Atlantic Group, the Atlantic Liquidity Agreement and for any other Lender Group, as defined in the related Assignment Agreement."

            (O) The definition of "Liquidity Commitment" is hereby amended and restated in its entirety as follows:

                        "Liquidity Commitment: As to each Liquidity Bank, its
                  commitment under the related Liquidity Agreement (which for Blue Ridge Liquidity Banks and Atlantic Liquidity Banks shall equal 102% of its Commitment hereunder and for Liquidity Banks related to any other Lender Group shall equal the percentage of such Liquidity Bank's Commitment as set forth in the related Assignment Agreement)."

            (P) The definition of "Liquidity Termination Date" is hereby amended and restated in its entirety as follows:

                        "Liquidity Termination Date: For any Lender Group on any
                  day:

                              (A)   the date on which such Lender Group's
                        Liquidity Banks' Liquidity Commitments expire, cease to be available to the

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                        applicable Conduit or otherwise cease to be in full
                        force and effect; or

                              (B) the date on which a Downgrading Event with respect to a related Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (I) the Downgraded Liquidity Bank shall not have been replaced by an Eligible Assignee pursuant to the applicable Liquidity Agreement, or (II) the Liquidity Commitment of such Downgraded Liquidity Bank shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper issued by the Conduit to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper.

            (Q) The definition of "Prime Rate" is hereby amended and restated in its entirety as follows:

                        "Prime Rate: For any Lender Group on any day, a rate per
                  annum equal to the prime rate of interest announced from time to time by the related Lender Group Agent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes."

            (R) The definition of "Rating Agency Condition" is hereby amended and restated in its entirety as follows:

                        "Rating Agency Condition: For (i) any Lender Group on
                  any day, as defined in the related Assignment Agreement;

                        (ii) for the Blue Ridge Group: that Blue Ridge has received any required written notice from S&P and Moody's that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings on Blue Ridge's Commercial Paper; and

                        (iii) the Atlantic Group: that Atlantic has received any
                  required written notice from S&P, Fitch Ratings and Moody's that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings on Atlantic's Commercial Paper."

            (S) The definition of "Receivable" is hereby amended by replacing such definition in its entirety with the following:

                        "Receivable: All indebtedness and other obligations owed
                  to Borrower or any Originator (at the time it arises, and before giving effect

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                  to any transfer or conveyance under the Receivables Sale
                  Agreement) or in which Borrower or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator and all other obligations of each Obligor in respect thereto, and further includes, without limitation, the obligation to pay any Finance Charges and sales or use taxes with respect thereto; provided, however, that "Receivables" shall only include such indebtedness and other obligations that, on the date such indebtedness or other obligation arises, are maintained on either an Originator's (or the Servicer's) (i) "Commercial Management System", excluding the Excluded CMS Districts or
                  (ii) "InfoPro System", excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Borrower treats such indebtedness, rights or obligations as a separate payment obligation."

      (ii) The following definitions are added in the appropriate alphabetical order to Exhibit I to the Agreement:

            (A)   "Atlantic Group Agent: Calyon."

            (B)   "Atlantic Asset: Atlantic Asset Securitization Corp."

            (C) "Atlantic Group: The Lender Group consisting of Atlantic Asset, the Atlantic Group Agent and the Atlantic Liquidity Banks."

            (D) "Atlantic Liquidity Agreement: That certain Liquidity Purchase Agreement, dated as of September 30, 2004, by and among Atlantic Asset, the financial institutions from time to time party thereto and Calyon, as the same may be amended, modified, waived and/or restated."

            (E) "Atlantic Liquidity Bank: The financial institutions from time to time members of the Atlantic Group as Liquidity Banks thereof and Calyon (in its capacity as initial Liquidity Bank for the Atlantic Group)."

            (F)   "Calyon: Calyon New York Branch."

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            (G)   "Excluded CMS Districts: The Commercial Management System
            Districts set forth on Schedule I to this Agreement, as such schedule may be modified from time to time in writing by the Borrower, the Lender Group Agents and the Agent."

            (H) "Excluded InfoPro System Divisions: The InfoPro System Divisions set forth on Schedule II to this Agreement, as such schedule may be modified from time to time in writing by the Borrower, the Lender Group Agents and the Agent."

            (I)   "Fitch Ratings: Fitch, Inc."

            (J)   "Reinvestment: As defined in Section 2.2(a) of this
                  Agreement."

      (c) Section 1.4(a)(v) is hereby amended and restated in its entirety as follows:

            "(v) any of the representations and warranties of Borrower set forth in Section 5.1(i), (j), (r), (s), (t) and (u) were not true when made with respect to any Receivable, other than the failure of such representation and warranty to be true from and after September 30, 2004 to and including October 30, 2004 arising from the failure of Borrower to file or cause to be filed on or prior to October 30, 2004 proper UCC termination statements necessary to release all security interests and other rights of any Person in the Receivables, Contracts and Related Security related to the UCC Financing Statements listed on Schedule F to this Agreement,"

      (d) The first sentence of Section 7.2(c) is hereby amended and restated in its entirety as follows:

            "Except in compliance with the provisions of Section 7.1(a)(vii), such Loan Party will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables."

      (e) Section 8.7(b)(ix) is hereby amended and restated in its entirety as follows:

            "any failure by the Servicer to maintain or to cause any Originator or Servicer Party to maintain, all indebtedness and other obligations owed to Borrower or any Originator that, on the date such indebtedness or other obligation arises (the "Creation Date") on the "Commercial Management System" (excluding the Excluded CMS Districts) or "InfoPro System" (excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI) of any Originator or any Servicer Party, on such "Commercial Management System" (excluding the Excluded CMS Districts) or "InfoPro System" (excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI) at all times from and after such Creation Date until such time as such indebtedness or other obligations are no longer subject to the terms of this Agreement."

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      (f)   Section 8.8(b) is hereby amended and restated in its entirety as follows:

            "The Servicer shall maintain, and shall cause each Originator and Servicer Party to maintain, all indebtedness and other obligations owed to Borrower or any Originator that, on the Creation Date, are reported on the "Commercial Management System" (excluding the Excluded CMS Districts) or "InfoPro System" (excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI) of any Originator or any Servicer Party, on such "Commercial Management System" (excluding the Excluded CMS Districts) or "InfoPro System" (excluding the Excluded InfoPro System Divisions and InfoPro System obligations with a class code of RESI) at all times from and after such Creation Date until such time as such indebtedness or other obligations are no longer subject to the terms of this Agreement."

      (g) The table set forth in Exhibit IV hereto hereby replaces the existing Exhibit IV to the Agreement.

      (h) Schedule A hereto hereby replaces the existing Schedule A to the Agreement.

      (i) Schedule C hereto hereby replaces the existing Schedule C to the Agreement.

      (j)   Schedule D hereto is hereby added to the Agreement as Schedule D.

      (k)   Schedule E hereto is hereby added to the Agreement as Schedule E.

      (l)   Schedule F hereto is hereby added to the Agreement as Schedule F.

      SECTION 2. Effectiveness and Effect.

      This Amendment shall become effective as of October 1, 2004 (the "Effective Date"); provided, that each of the following conditions precedent shall have been satisfied:

      (a) This Amendment, the Sixth Amendment to the Receivables Sale Agreement, dated as of the date hereof, the Joinder Agreement to the Receivables Sale Agreement, dated as of the date hereof, and the Amended and Restated Fee Letter, dated as of the date hereof, shall have been executed and delivered by a duly authorized officer of each party thereto.

      (b) The Agent, Blue Ridge Agent and Atlantic Group Agent shall each have received a Certificate of an officer of each of the Borrower and the Servicer certifying that the representations and warranties of each of the Borrower and the Servicer contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof.

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      (c)   The Borrower and the Servicer shall each be in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party.

      (d) No event has occurred which constitutes an Amortization Event or an Unmatured Amortization Event and the Termination Date shall not have occurred.

      (e) Calyon shall have received a reliance letter, in form and substance satisfactory to Calyon, dated as of the date hereof relating to each of the following opinions: (i) the corporate matters/enforceability/perfection and priority opinion of Latham and Watkins LLP, dated as of March 31, 2003; (2) the true sale/substantive non-consolidation opinion of Latham and Watkins LLP, dated as of March 31, 2003; (3) the internal legal counsel opinion of Allied Waste Industries, Inc., dated as of March 21, 2003; (4) the Pennsylvania perfection and priority opinion of Reed Smith LLP, dated as of March 21, 2003; and (5) the Massachusetts perfection and priority opinion of Bingham McCutchen LLP, dated as of March 21, 2003.

      (f) With respect to each Originator listed on Exhibit I hereto, each of the Lenders, the Lender Group Agents and the Agent shall have received the following legal opinions: (i) corporate matters and enforceability opinion; (ii) true sale/substantive non-consolidation opinion; (iii) internal legal counsel opinion; and (iv) perfection and priority (based solely upon counsel's review of applicable UCC search reports) opinion with respect to the applicable jurisdiction; provided, however, that the opinion described in clause (iv) of this paragraph shall only be required with respect to any such Originator if, after giving effect to the transfer of the Receivables by such Originator to the Borrower, the aggregate Outstanding Balance of Receivables transferred to the Borrower by such Originator and any other Originator having the same jurisdiction of formation as such Originator exceeds 2% of the aggregate Outstanding Balance of Receivables."

      (g) The Borrower and the Servicer shall each have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Calyon may request.

      (h) The Fee Letter for the Atlantic Group shall be executed and delivered to Calyon.

      (i) Each of the Lender Group Agents and the Agent shall have received, by wire transfer in immediately available funds, all fees due to each of them on the date hereof.

      (j) With respect to the Borrower, each of the Lenders, the Lender Groups Agents and the Agent shall have received a legal opinion regarding corporate matters and enforceability regarding this Amendment, the Fee Letter for the Calyon and the Amended and Restated Fee Letter for Blue Ridge.

      SECTION 3. Reference to and Effect on the Agreement and the Related
                 Documents.

      (a) Upon the effectiveness of this Amendment, (i) each of the Loan Parties hereby reaffirms all representations and warranties made by it in
Article V of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been restated as of the effective date of this Amendment, (ii) each of the Loan Parties hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

      (b) The Borrower hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Borrower shall pay the reasonable legal fees and out-of pocket expenses of the Agent's counsel, Hunton & Williams LLP, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment.

      SECTION 4. Consent to Sixth Amendment to Receivables Sale Agreement.

      Each of the Lender Group Agents and the Agent hereby approves the Sixth Amendment to the Receivables Sale Agreement, dated as of the date hereof and all other documents executed and or delivered in connection herewith.

      SECTION 5. Governing Law.

      This Amendment will be governed by and construed in accordance with the laws of the State of New York.

      SECTION 6. Severability.

      Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

      SECTION 7. Counterparts.

      This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ALLIED RECEIVABLES FUNDING INCORPORATED, as the Borrower

                                        By: /s/ GREGORY J. REDDY
                                           ------------------------
                                        Name:  Gregory J. Reddy
                                        Title:  Assistant Secretary

                                        ALLIED WASTE NORTH AMERICA, INC.,
                                        as the Servicer

                                        By: /s/ GREGORY J. REDDY
                                           -------------------------
                                        Name:  Gregory J. Reddy
                                        Title:  Assistant Treasurer

                        [additional signatures to follow]

                    [Signature Page to Seventh Amendment to
                   Credit and Security Agreement for Allied]

                                        BLUE RIDGE ASSET FUNDING CORPORATION,
                                        as a Lender

                                        by:   Wachovia Capital Markets, LLC,
                                              as Attorney-in-Fact

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Liquidity Bank, as Lender Group
                                        Agent for the Lender Group of which Blue
                                        Ridge is a member and as Agent

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Consented to this ___ day of September, 2004:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Liquidity Agent and sole Investor under the Blue Ridge Liquidity Agreement

By:___________________________________
Name:_________________________________
Title:________________________________

                        [additional signatures to follow]

                    [Signature Page to Seventh Amendment to
                   Credit and Security Agreement for Allied]

                                        ATLANTIC ASSET SECURITIZATION CORP.,
                                        as a Lender

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        CALYON NEW YORK BRANCH,
                                        as Atlantic Group Agent and as Atlantic
                                        Liquidity Bank

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                               [end of signatures]

                    [Signature Page to Seventh Amendment to
                   Credit and Security Agreement for Allied]

                                    Exhibit I

                             List of New Originators

Albany-Lebanon Sanitation, Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Missouri, Inc.
American Disposal Services of West Virginia, Inc.
BFI Waste Systems of New Jersey, Inc.
Capitol Recycling and Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Corvallis Disposal Co.
County Disposal (Ohio), Inc.
County Landfill, Inc.
D & L Disposal L.L.C.
Dallas Disposal Co.
Delta Container Corporation
Dempsey Waste Systems II, Inc.
Dinverno, Inc.
Grants Pass Sanitation, Inc.
Harland's Sanitary Landfill, Inc.
Illiana Disposal Partnership
Island Waste Services Ltd.
Keller Drop Box, Inc.
Key Waste Indiana Partnership
Lathrop Sunrise Sanitation Corporation
McInnis Waste Systems, Inc.
Packerton Land Company, L.L.C.
Rabanco, Ltd.
Regional Disposal Company
Rossman Sanitary Service, Inc.
Suburban Carting Corp.
Sunrise Sanitation Service, Inc.
Sunset Disposal Service, Inc.
Sunset Disposal, Inc.
Thomas Disposal Service, Inc.
United Disposal Service, Inc.

                                   Schedule A

       LENDER GROUPS, LENDER GROUP AGENTS, CONDUIT LENDERS, AND LIQUIDITY
                    BANKS AND COMMITMENTS OF LIQUIDITY BANKS
I.    Blue Ridge Group

Conduit Lender:         Blue Ridge
Lender Group Agent:     Wachovia
Liquidity Banks:        Wachovia
Commitment:             $115,000,000

II.   Atlantic Group

Conduit Lender:         Atlantic Asset
Lender Group Agent:     Calyon
Liquidity Bank:         Calyon
Commitment:             $115,000,000

                                   Schedule C

                          [insert list of originators]

                                   Schedule D

                 Excluded Commercial Management System Districts

Commercial Management System Districts 293, 338, 365, 383, 342, 418, 436, 551, 711, 777, 1180, 1251, 1454, 1456, 1457, 1486, 1625, 1626, 1639, 1726, 1767,
1768, 1770, 1771, 1773, 1777, 1779, 1788 and 1793

                                   Schedule E

                        Excluded InfoPro System Divisions

       InfoPro System Divisions 279, 284, 285, 476, 354, 175, 176 and 261

                                   Schedule F

       Debtor              File #      File Date  Jurisdiction of Filing        Secured Party
--------------------  ---------------  ---------  ----------------------  -------------------------
    Allied Waste          3163349       6/26/03          Delaware             Citicorp USA, Inc.
    Systems, Inc.

    Allied Waste          7449062       8/21/03          Illinois         Wireless Capital Partners
Transportation, Inc.                                                                  LLC

      BFI Waste         200000055292    5/31/00       North Carolina         Recycling Equipment
  Services, L.L.C.                                                               Corporation

    Rabanco, Ltd.     2003-129-9301-8  12/12/03        Washington             FleetPride, Inc.

  Regional Disposal     92-087-0044     3/27/97        Washington             Snohomish County
       Company

                                   Exhibit IV

           Names of Collection Banks; Lock-Boxes & Collection Accounts

                                            CMS     InfoPro                               Zip    Lockbox     Other     Account
Originator                                District  Division  PO Box      Site     State  Code   Account    Account  Description
----------------------------------------  --------  --------  -------  ----------  -----  -----  --------   -------  -----------
BFI Waste Systems of North America, Inc.    121                 78038  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    122                830110  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.    131                 78917  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    145                 78031  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    146                 78031  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    153                 78017  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    156                 78024  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    158                 79064  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     160               9001227  Louisville   KY    40290  28216049
BFI Waste Services of Massachusetts, LLC    175                830102  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.    200               9001219  Louisville   KY    40290  28216049
Allied Waste Systems, Inc                   215                 78440  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    245                 78429  Phoenix      AZ    85062  28216049
Browning-Ferris Industries of Ohio, Inc.    250               9001256  Louisville   KY    40290  28216049
BFI Waste Services of Texas, LP             271                 78701  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             272                 78760  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             275                 78720  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             276                 78717  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     278               9001215  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     279               9001216  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     280               9001217  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     282                 78753  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     283                 78750  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             288                 78703  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     300               9001625  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     309               9001624  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    316                 78030  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    322                830103  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.    323                 78527  Phoenix      AZ    85062  28216049

BFI Waste Services, LLC                     325               9001202  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     326               9001224  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    335                 78370  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    341                830119  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     343                830129  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     344                830130  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     345                830131  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     347               9001265  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     358                830135  Baltimore    MD    21283  28216049
Browning-Ferris Industries of Ohio, Inc.    360                830125  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     362               9001228  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     364               9001229  Louisville   KY    40290  28216049
Allied Waste Transportation, Inc.           368                 78029  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     378               9001487  Louisville   KY    40290  28216049
BFI Waste Services of Texas, LP             395                 78708  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             397                 78718  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             398                 78719  Phoenix      AZ    85062  28216049
BFI Waste Services of Texas, LP             416                 78722  Phoenix      AZ    85062  28216049
BFI Waste Services of Massachusetts, LLC    420                830106  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     421                830137  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     425               9001626  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     426               9001628  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    429               9001220  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     430               9001206  Louisville   KY    40290  28216049
Browning-Ferris Industries of Ohio, Inc.    433               9001259  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    437                 78938  Phoenix      AZ    85062  28216049
BFI Waste Services of Pennsylvania, LLC     441                830124  Baltimore    MD    21283  28216049
BFI Waste Services of Massachusetts, LLC    448                830107  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.    449                830127  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     450                830039  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     457               9001489  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     459               9001003  Louisville   KY    40290  28216049
BFI Waste Services of Massachusetts, LLC    485                830104  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     487               9001630  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    500               9001221  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     543                830138  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     552                830140  Baltimore    MD    21283  28216049

BFI Waste Services of Pennsylvania, LLC      613               830121  Baltimore    MD    21283  28216049
BFI Waste Services of Pennsylvania, LLC      626               830122  Baltimore    MD    21283  28216049
BFI Waste Services of Massachusetts, LLC     642               830109  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                      670              9001225  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.     681              9001222  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.     709              9001223  Louisville   KY    40290  28216049
BFI Waste Services of Texas, LP              715                78756  Phoenix      AZ    85062  28216049
BFI Waste Services of Massachusetts, LLC     717               830113  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                      723               830141  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                      732              9001218  Louisville   KY    40290  28216049
BFI Waste Services of Texas, LP              741                78723  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                      813               830142  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.     824              9001632  Louisville   KY    40290  28216049
BFI Waste Services of Pennsylvania, LLC      847               830123  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                      852               830132  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.     856                78241  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                      864              9001267  Louisville   KY    40290  28216049
BFI Waste Services of Indiana, LP            868              9001245  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.     896                78940  Phoenix      AZ    85062  28216049
BFI Waste Services of Massachusetts, LLC     955               830038  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                      994              9001392  Louisville   KY    40290  28216049
BFI Waste Services, LLC                     1230               830133  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.    1244                78460  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     1258              9001226  Louisville   KY    40290  28216049
BFI Waste Services of Pennsylvania, LLC     1259               830108  Baltimore    MD    21283  28216049
BFI Waste Systems of North America, Inc.    1277              9001233  Louisville   KY    40290  28216049
BFI Waste Services of Pennsylvania, LLC     1435               830111  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     1465               830114  Baltimore    MD    21283  28216049
BFI Waste Services of Texas, LP             1597                78841  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     1723               830134  Baltimore    MD    21283  28216049
BFI Waste Services, LLC                     1738              9001490  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    1757                78729  Phoenix      AZ    85062  28216049
Allied Services, LLC                        1763              9001660  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    1766                79019  Phoenix      AZ    85062  28216049
BFI Waste Systems of North America, Inc.    1769                79021  Phoenix      AZ    85062  28216049
BFI Waste Services, LLC                     1778              9001232  Louisville   KY    40290  28216049
BFI Waste Systems of North America, Inc.    1780                78124  Phoenix      AZ    85062  28216049

Browning-Ferris Industries of Ohio, Inc.  1781                  830228  Baltimore    MD    21283   28216049
Greenridge Waste Services, LLC            1782                  830147  Baltimore    MD    21283   28216049
BFI Waste Services, LLC                   1783                 9001662  Louisville   KY    40290   28216049
BFI Waste Services, LLC                   1784                 9001663  Louisville   KY    40290   28216049
BFI Waste Systems of North America, Inc.  1785                  830145  Baltimore    MD    21283   28216049
BFI Waste Services of Massachusetts, LLC  1787                  830146  Baltimore    MD    21283   28216049
BFI Waste Systems of North America, Inc.  1789                   79065  Phoenix      AZ    85062   28216049
Brenham Total Roll-Offs, LP               1791                   79037  Phoenix      AZ    85062   28216049
BFI Waste Services, LLC                   1792                 9001665  Louisville   KY    40290   28216049
Allied Services, LLC                      1794                 9001666  Louisville   KY    40290   28216049
BFI Waste Services, LLC                   1795                 9001667  Louisville   KY    40290   28216049
BFI Waste Systems of North America, Inc.  1796                   79054  Phoenix      AZ    85062   28216049
BFI Waste Systems of North America, Inc.  1797                 9001668  Louisville   KY    40290   28216049
Allied Waste Transportation, Inc.         1798                   79070  Phoenix      AZ    85062   28216049
BFI Waste Services, LLC                   9241                 9001484  Louisville   KY    40290   28216049
BFI Waste Services, LLC                   9455                 9001617  Louisville   KY    40290   28216049
BFI Waste Systems of North America, Inc.        261            9001099  Louisville   KY    40290  648859544
Browning-Ferris Industries Of Ohio, Inc.        009            9001099  Louisville   KY    40290  648859544
Allied Services, LLC                            015            9001154  Louisville   KY    40290  648859544
Allied Services, LLC                            035            9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 046            9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 060              78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)                 069              78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)                 070              78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)                 071              78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)                 079              78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)                 091            9001099  Louisville   KY    40290  648859544
BFI Waste Services Of Massachusetts, LLC        098            9001099  Louisville   KY    40290  648859544
Rabanco, Ltd.                                   172              78829  Phoenix      AZ    85062  648859544
Rabanco, Ltd.                                   183              78829  Phoenix      AZ    85062  648859544
Rabanco, Ltd.                                   197              78829  Phoenix      AZ    85062  648859544
Rabanco, Ltd.                                   198              78829  Phoenix      AZ    85062  648859544
Sunrise Sanitation Service, Inc.                205              78829  Phoenix      AZ    85062  648859544
Sunset Disposal Service,  Inc.                  206              78829  Phoenix      AZ    85062  648859544
Lathrop Sunrise Sanitation Corporation          207              78829  Phoenix      AZ    85062  648859544
Delta Container Corporation                     208              78829  Phoenix      AZ    85062  648859544
Browning-Ferris Industries Of Ohio, Inc.        223            9001099  Louisville   KY    40290  648859544

Browning-Ferris Industries Of Ohio, Inc.        226               9001099  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.               233                 78829  Phoenix      AZ    85062  648859544
Clarkston Disposal, Inc.                        237               9001099  Louisville   KY    40290  648859544
Harland's Sanitary Landfill, Inc.               239               9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 240               9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 241               9001099  Louisville   KY    40290  648859544
Dinverno, Inc.                                  247               9001099  Louisville   KY    40290  648859544
City-Star Services, Inc.                        249               9001099  Louisville   KY    40290  648859544
BFI Waste Systems of North America, Inc.        253               9001099  Louisville   KY    40290  648859544
BFI Waste Systems of North America, Inc.        259               9001099  Louisville   KY    40290  648859544
Dempsey Waste Systems II, Inc.                  260               9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 270               9001099  Louisville   KY    40290  648859544
BFI Waste Systems of New Jersey, Inc.           273               9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 274               9001099  Louisville   KY    40290  648859544
Island Waste Services Ltd.                      289               9001099  Louisville   KY    40290  648859544
Suburban Carting Corp.                          293               9001099  Louisville   KY    40290  648859544
D & L Disposal, L.L.C.                          300               9001099  Louisville   KY    40290  648859544
Packerton Land Company, L.L.C.                  309               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.               330               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                            340               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                            346               9001099  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.               350               9001099  Louisville   KY    40290  648859544
D & L Disposal, L.L.C.                          351               9001099  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.               352               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.               355               9001154  Louisville   KY    40290  648859544
American Disposal Services of Illinois, Inc.    366               9001154  Louisville   KY    40290  648859544
American Disposal Services of Illinois, Inc.    368               9001154  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)                 375                 78829  Phoenix      AZ    85062  648859544
Sunset Disposal, Inc.                           376               9001099  Louisville   KY    40290  648859544
County Landfill, Inc.                           381               9001099  Louisville   KY    40290  648859544
American Disposal Service of
  West Virginia, Inc.                           384               9001099  Louisville   KY    40290  648859544
County Disposal (Ohio), Inc.                    388               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                            393               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                            394               9001099  Louisville   KY    40290  648859544
American Disposal Services of Missouri, Inc.    397               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                            400               9001154  Louisville   KY    40290  648859544
Allied Services, LLC                            401               9001099  Louisville   KY    40290  648859544

Allied Services, LLC                        435               9001099  Louisville   KY    40290  648859544
Albany-Lebanon Sanitation, Inc.             450                 78829  Phoenix      AZ    85062  648859544
Capitol Recycling & Disposal, Inc.          451                 78829  Phoenix      AZ    85062  648859544
Corvallis Disposal & Co.                    452                 78829  Phoenix      AZ    85062  648859544
Dallas Disposal Co.                         453                 78829  Phoenix      AZ    85062  648859544
Grants Pass Sanitation, Inc.                454                 78829  Phoenix      AZ    85062  648859544
Keller Drop Box, Inc.                       455                 78829  Phoenix      AZ    85062  648859544
United Disposal Services, Inc.              456                 78829  Phoenix      AZ    85062  648859544
Allied Waste Transportation, Inc.           466                 78829  Phoenix      AZ    85062  648859544
Allied Waste Transportation, Inc.           467                 78829  Phoenix      AZ    85062  648859544
Allied Services, LLC                        468               9001099  Louisville   KY    40290  648859544
Rossman Sanitary Service, Inc.              469                 78829  Phoenix      AZ    85062  648859544
Mcinnis Waste Systems, Inc.                 472                 78829  Phoenix      AZ    85062  648859544
BFI Waste Systems of North America, Inc.    480               9001154  Louisville   KY    40290  648859544
Rabanco, Ltd.                               482                 78829  Phoenix      AZ    85062  648859544
Regional Disposal Company                   487                 78829  Phoenix      AZ    85062  648859544
Thomas Disposal Services, Inc.              497               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        501               9001099  Louisville   KY    40290  648859544
Allied Waste Systems, Inc. (DE)             509                 78829  Phoenix      AZ    85062  648859544
PSI Waste Systems, Inc.                     516                 78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)             523                 78829  Phoenix      AZ    85062  648859544
Allied Waste Transportation, Inc.           527                 78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)             529                 78829  Phoenix      AZ    85062  648859544
Allied Waste Systems, Inc. (DE)             538                 78829  Phoenix      AZ    85062  648859544
BFI Waste Systems of North America, Inc.    551               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           710               9001154  Louisville   KY    40290  648859544
Illiana Disposal Partnership                715               9001099  Louisville   KY    40290  648859544
Illiana Disposal Partnership                716               9001099  Louisville   KY    40290  648859544
Key Waste Indiana Partnership               717               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           719               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           721               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           726               9001099  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           729               9001154  Louisville   KY    40290  648859544
Allied Services, LLC                        730               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        732               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        737               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        742               9001099  Louisville   KY    40290  648859544


Allied Services, LLC                        743               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        744               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        746               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        747               9001099  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           753                 78829  Phoenix      AZ    85062  648859544
Allied Waste Transportation, Inc.           756                 78829  Phoenix      AZ    85062  648859544
Allied Waste Transportation, Inc.           766               9001154  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           770               9001154  Louisville   KY    40290  648859544
BFI Waste Services, LLC                     780               9001099  Louisville   KY    40290  648859544
BFI Waste Services, LLC                     781               9001099  Louisville   KY    40290  648859544
Allied Services, LLC                        782               9001099  Louisville   KY    40290  648859544
Allied Waste Transportation, Inc.           785                 78829  Phoenix      AZ    85062  648859544
BFI Waste Services, LLC                     897               9001154  Louisville   KY    40290  648859544
BFI Waste Services of Indiana, LP           924               9001099  Louisville   KY    40290  648859544
BFI Waste Systems of North America, Inc.    928               9001154  Louisville   KY    40290  648859544
BFI Waste Systems of North America, Inc.    933               9001154  Louisville   KY    40290  648859544
BFI Waste Services, LLC                     996               9001099  Louisville   KY    40290  648859544
Allied Receivables Funding Incorporated                                                                     639254986  Concentration
                                                                                                                          Account
Allied Receivables Funding Incorporated                                                                     640087243  Incoming ACH
Allied Receivables Funding Incorporated                                                                       1676942  Incoming ACH